UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 25, 2012 (Date of earliest event reported)
Plumas Bancorp (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-49883 (Commission File Number)	75-2987096 (IRS Employer Identification Number)

35 S Lindan Ave Quincy, CA (Address of principal executive offices)		95971 (Zip Code)
530-283-7305 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 25, 2012 Plumas Bancorp (the "Registrant") reported its financial results for the quarter ended March 31, 2012. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit is being furnished pursuant to "Item 2.02 Results of Operations and Financial Condition". The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12 (a)(2) of the Securities Act of 1933, as amended.

In connection with the foregoing, Plumas Bancorp hereby furnishes the following exhibit:

Item 9.01. Financial Statements and Exhibits

99.1 Press Release dated April 25, 2012 containing unaudited financial information.

(d) Exhibits
            99.1       Press Release of Plumas Bancorp dated April 25, 2012

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2012	PLUMAS BANCORP By: /s/ Richard L. Belstock Richard L. Belstock Senior Vice President, Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Plumas Bancorp dated April 25, 2012